UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ( X )
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )
Preliminary Proxy Statement
( )
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)
Definitive Proxy Statement
( )
Definitive Additional Materials
( )
Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

AEMETIS, INC.
-----------------------------------------------
(Name of Registrant as Specified In Its Charter)

------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)
No fee required.

( )
Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11.

1)
Title of each class of securities to which transaction applies:

2)
Aggregate number of securities to which transaction applies:

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11
(set forth the amount on which the filing fee is calculated and state how it was determined):
4)
Proposed maximum aggregate value of transaction:
5)
Total fee paid:

( )           Fee paid previously with preliminary materials.

( )           Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)
Amount Previously Paid:
2)            Form, Schedule or Registration State No.:

3)
Filing Party:

4)
Date Filed:

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2020

April 23, 2020

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Aemetis, Inc. (the “Company,” “we” or “our”), which will be held at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Floor 2, Menlo Park, California 94025, on Thursday, June 4, 2020, at 1:00 p.m. (Pacific Time).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. There are three specific items for which you are being asked to vote:

· To elect Lydia I. Beebe and John Block, each as a Class III Director, to hold office for a three-year term, until their successors are duly elected and qualified;

· To ratify (A) the proposed amendment to the Aemetis, Inc. 2019 Stock Plan and (B) the proposed director stock option grant; and

· To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

We hope that you can attend the Annual Meeting. You may be requested to present valid, government-issued photo identification to gain admission to the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided. Any stockholder of record attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy or voted by telephone or the Internet. Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please call our Corporate Secretary, Todd Waltz, at (408) 213-0925. Thank you for your continued support of Aemetis, Inc.

Very truly yours,

/s/ Eric A. McAfee
Eric A. McAfee
Chief Executive Officer

This document is dated April 23, 2020 and is being first mailed to stockholders of Aemetis, Inc. on or about April 24, 2020.

20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014
Tel.: (408) 213-0940 Fax: (408) 252-8044
www.aemetis.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2020

April 23, 2020

To the Stockholders of

AEMETIS, INC.:

NOTICE IS HEREBY given that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Aemetis, Inc. (the “Company” or “Aemetis”) will be held at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Floor 2, Menlo Park, California 94025 on Thursday, June 4, 2019 at 1:00 p.m. (Pacific Time) for the following purposes:

1)
To elect Lydia I. Beebe and John Block, each as a Class III Director, to hold office for a three-year term, until their successors are duly elected and qualified;
2)
To ratify (A) the proposed amendment to the Aemetis, Inc. 2019 Stock Plan (the “2019 Stock Plan”) and (B) the proposed director stock option grant;
3)
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and
4)
To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors of the Company (the “Board of Directors”) has fixed the close of business on April 14, 2020 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. A complete list of such stockholders will be available at the Company’s executive offices at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, for ten days before the Annual Meeting.

Our Board of Directors recommends that you vote:

·
“FOR” the two individuals nominated for election to the Board of Directors;

·
“FOR” ratification of (A) the proposed amendment to the 2019 Stock Plan and (B) the proposed director stock option grant; and

·
“FOR” ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

We are pleased to take advantage of the SEC rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”). The Internet Availability Notice contains instructions on how to access those documents over the Internet. The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2019 Annual Report and a form of proxy card or voting instruction card, as applicable. We believe that this process will reduce the costs of printing and distributing our proxy materials and also provides other benefits.

You are encouraged to vote by following the instructions included in this proxy statement or by following the instructions detailed in the Internet Availability Notice, as applicable. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy or voted by telephone or the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Todd Waltz
Todd Waltz
Corporate Secretary

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

AEMETIS, INC.
20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014
Tel.: (408) 213-0940 Fax: (408) 252-8044
www.aemetis.com

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held June 4, 2020

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2020

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Thursday, June 4, 2020, or at any adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Shearman & Sterling LLP, 1460 El Camino Real, 2nd Floor, Menlo Park, California 94025 on Thursday, June 4, 2020, at 1:00 p.m. (Pacific Time). The 2019 Annual Report is also available from the Company, without charge, upon request made in writing to the Company’s Corporate Secretary at our executive offices at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, or online at www.aemetis.com. Your attention is directed to the financial statements and Management’s Discussion and Analysis in such 2019 Annual Report, which provide additional important information concerning the Company. This Proxy Statement, the related proxy card and the 2019 Annual Report are being first mailed to stockholders of Aemetis, Inc. on or about April 24, 2020.

In accordance with the rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials by providing access to such documents on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) has been mailed to our stockholders. Stockholders that received the Internet Availability Notice have the ability to access the proxy materials, including this proxy statement, our 2019 Annual Report and a form of proxy card or voting instruction card, as applicable, on a website referred to in the Internet Availability Notice or to request that a printed set of the proxy materials be sent to them, by following the instructions in the Internet Availability Notice.

The Internet Availability Notice also provides instructions on how to inform us to send future proxy materials to you by mail. Your election to receive proxy materials by mail will remain in effect until you terminate it.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholders’ Meeting to Be Held on June 4, 2020

The Notice of Annual Meeting of Stockholders, proxy statement and 2019 Annual Report are available at www.iproxydirect.com/AMTX free of charge.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is the purpose of the Annual Meeting?
A:
To vote on the following proposals:
● To elect Lydia I. Beebe and John Block, each as a Class III Director, to hold office for a three-year term, until their successors are duly elected and qualified;
● To ratify (A) the proposed amendment to the Aemetis, Inc. 2019 Stock Plan and (B) the proposed director option grant;
● To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and
● To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Q:	What are the Board of Directors’ recommendations?
A:
The Board recommends a vote:

● “FOR” the two individuals nominated for election to the Board of Directors;
● “FOR” ratification of (A) the proposed amendment to the Aemetis, Inc. 2019 Stock Plan and (B) the proposed director stock option grant;
● “FOR” ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and
● “FOR” or “AGAINST” other matters that properly come before the Annual Meeting, as the proxy holders deem advisable.

Q:	Why did I receive an Internet Availability Notice instead of a full set of the proxy materials?
A:
We are pleased to take advantage of the SEC rules that allow companies to furnish their proxy materials over the Internet. Accordingly, we sent to our stockholders the Internet Availability Notice regarding the Internet availability of the proxy materials for this year’s Annual Meeting. Instructions on how to access the proxy materials over the Internet or to request a paper copy can be found in the Internet Availability Notice. In addition, stockholders may request to receive proxy materials in printed form by mail on an ongoing basis by submitting a request to our Corporate Secretary by telephone at (408) 213-0925, by email at twaltz@aemetis.com, or by writing to: Aemetis, Inc., 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, Attn.: Corporate Secretary. A stockholder’s election to receive proxy materials by mail will remain in effect until the stockholder terminates it.

Q:	Can I vote my shares by filling out and returning the Internet Availability Notice?
A:	No. The Internet Availability Notice does, however, provide instructions on how to vote your shares.
Q:	Who is entitled to vote at the meeting?
A:
Stockholders Entitled to Vote. Stockholders who our records show owned shares of Aemetis, Inc. as of the close of business on April 14, 2020 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had a total of 20,683,562 shares of common stock issued and outstanding, which were held of record by 245 stockholders. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting. As of the Record Date, we had 1,323,394 shares of Series B Preferred Stock, or preferred stock, outstanding, which were held of record by 43 stockholders. Each share of Aemetis, Inc. common stock is entitled to one vote, and each holder of preferred stock is entitled to the number of votes equal to the number of shares of common stock into which the shares of preferred stock held by such holder could be converted as of the Record Date. As of the Record Date, holders of preferred stock are entitled to an aggregate of 132,339 votes (shares of preferred stock outstanding divided by 10 to reflect the reverse stock split) at the Annual Meeting, or one vote for every ten shares of preferred stock.

Q:	What is the difference between record stockholders and street name stockholders?
A:
Registered Stockholders. If your shares are registered directly in your name with the Company’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and the Internet Availability Notice is being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote by telephone or the Internet as instructed in the Internet Availability Notice or in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in street name. The Internet Availability Notice is being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee will provide a voting instruction card for you to use.

Q:	Can I attend the meeting in person?
A:
You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of April 14, 2020. You may be requested to present valid, government-issued photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting.

Q:	How can I vote my shares?
A:
Registered Stockholders. Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:

● By Mail. Complete, sign and date the proxy card and return it in the prepaid envelope provided.
● By Fax. Complete, sign and date the proxy card and fax to 202-521-3464.
● By Internet. Go to https://www.iproxydirect.com/AMTX and follow the instructions.
● By Telephone. Call 1-866-752-VOTE (8683) and follow the instructions.

Please note that voting facilities for registered stockholders will close at 11:59 P.M. (Eastern Time) on June 3, 2020.

Street Name Stockholders. If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:

● By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope.
● By Methods Listed on the Voting Instruction Card. Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by Internet, telephone, mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder.
● In Person with a Legal Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:	If I sign a proxy, how will it be voted?
A:
When proxies are properly delivered, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:	What should I do if I get more than one set of voting materials?
A:
Stockholders may receive more than one set of voting materials, including multiple Internet Availability Notices or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one Internet Availability Notice. You should vote in accordance with the instructions in each Internet Availability Notice and voting instruction card you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:	Can I change my vote?
A:
Registered Stockholders. You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise Todd Waltz, the Company’s Corporate Secretary, at our principal executive office in writing before the proxy holders vote your shares, or (iii) deliver later dated proxy instructions in one of the manners authorized and described in this proxy statement (such as via the Internet or by telephone).

Street Name Stockholders. If you hold your shares through a broker, bank or other nominee, please follow the instructions provided by your broker, bank or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Q:	What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?
A:
You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q:	What is the voting requirement to approve each of the proposals?
A:
● Proposal No. 1: Directors are elected by a plurality vote. The nominee for director who receives the most votes cast in his/her favor will be elected to serve as director.
● Proposal No. 2: Must be approved by the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.
● Proposal No. 3: Must be approved by the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.

Q:	What are “broker non-votes?”
A:
A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on "routine" matters. Where a proposal is not "routine," a broker who has not received instructions from its clients does not have discretion to vote its clients' uninstructed shares on that proposal. At our Annual Meeting, the Company believes that only Proposal No. 3 (ratifying the appointment of our independent registered public accounting firm) is considered a routine item. This means that brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions. Brokers who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on the “non-routine” matter found in Proposals No. 1 and No. 2. Accordingly, for beneficial stockholders, if you do not give your broker specific instructions, your shares may not be voted on such proposal.

Q:	How are abstentions and broker non-votes counted?
A:
Abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting and will be counted for purposes of determining whether proposals requiring approval by the affirmative vote of a majority of the shares entitled to vote thereon or the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Thus, an abstention or broker non-vote will have no effect on Proposal 1 and an abstention will be counted as a vote “AGAINST” Proposals No. 2 and No. 3.

Q:	What constitutes a quorum?
A:
For purposes of our Annual Meeting, a “quorum” is the presence, in person or by proxy, of a majority of the outstanding voting power of the Company, which includes shares of common stock and preferred stock (with the preferred stock being counted on an as-converted-to-common stock basis), represented in person or by proxy at the meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting. All shares of Aemetis common stock and preferred stock (with the preferred stock being counted on an as converted to common stock basis) represented at the Annual Meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum. There must be a quorum for our Annual Meeting to be held.

Q:	How are votes counted?
A:
Aemetis will designate Issuer Direct as the Inspector of Election who will tabulate the votes. The Inspector of Election will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Q:	Who is making this solicitation?
A:	This proxy is being solicited on behalf of the Board of Directors of Aemetis.
Q:	Who pays for the proxy solicitation process?
A:
Aemetis will pay the cost of preparing, assembling, printing, mailing, distributing and making available these proxy materials and soliciting votes. We do not plan to retain a proxy solicitor to assist with the solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding or making available proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person, by phone or by other electronic means. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?
A:
You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the SEC. In order for a stockholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2021 Annual Meeting of Stockholders under Rule 14a-8 adopted under Section 14(a) of Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than 5:00 p.m. (Pacific Time) on the 90th day, and not earlier than on the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, stockholder proposals intended to be presented in our proxy materials for the 2021 Annual Meeting must be received by Todd Waltz, the Company’s Corporate Secretary, on or after December 25, 2020, and prior to 5:00 p.m. (Pacific Time) on January 24, 2021 and must satisfy the requirements of the proxy rules promulgated by the SEC. If our 2021 Annual Meeting of Stockholders is not held within 30 days of June 4, 2021, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules. The public announcement of an adjournment or postponement of our 2021 Annual Meeting of Stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this proxy statement.

Q:	How do I obtain a separate set of proxy materials or request a single set for my household?
A:
If you share an address with another stockholder, have the same last name, and do not participate in electronic delivery of proxy materials, you will receive only one set of proxy materials (including our 2019 Annual Report and proxy statement). If you wish to receive a separate proxy statement at this time, please request the additional copy by contacting our transfer agent, Corporate Stock Transfer, by telephone at (303) 282-4800, or by facsimile at (303) 282-5800.

You may also request to receive a separate 2019 Annual Report and a separate proxy statement by contacting our Corporate Secretary by telephone at (408) 213-0940, by email at twaltz@aemetis.com, or by writing to: Aemetis, Inc., 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, Attn.: Corporate Secretary.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?
A:
You may contact our transfer agent, Corporate Stock Transfer, by telephone at (303) 282-4800 or by facsimile at (303) 282-5800, if you have lost your stock certificate or need to change your mailing address.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors is presently composed of four (4) members with one (1) vacant seat. The current members of the Board are Eric A. McAfee, Francis Barton, Lydia I. Beebe, and John Block. Dr. Hutcheson resigned from the Board effective January 31, 2020. The Governance, Compensation and Nominating Committee is currently recruiting, soliciting and evaluating candidates to fill Dr. Hutcheson’s seat. Mr. McAfee serves as Chairman of the Board of Directors. There are no family relationships between any director and executive officer.

The Board of Directors held six (6) meetings during fiscal year 2019. Each director attended all of the meetings of our Board of Directors and of the committees on which each director served, as applicable, during fiscal year 2019 and was eligible to attend. The Board encourages the directors to attend the annual meetings of stockholders.

BOARD INDEPENDENCE

The Board of Directors has determined that all of its current directors except Eric A. McAfee, who currently serves as Aemetis’ Chief Executive Officer, are independent directors within the meaning set forth in the applicable rules and regulations of the SEC and The NASDAQ Stock Market LLC, as currently in effect.

BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT

Our Board retains flexibility to select its Chairman of the Board and Chief Executive Officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the Chairman of the Board and the Chief Executive Officer may be filled by one individual or two. The Board currently believes that having Mr. McAfee serve as both Chief Executive Officer and Chairman of the Board is in the best interests of the stockholders given Mr. McAfee’s extensive knowledge of, years of service to and experience with, the Company. The Board has designated Francis Barton as Lead Independent Director, to preside over the Board’s Executive Sessions and fulfill other duties.

Both the full Board and its committees oversee the various risks faced by the Company. Management is responsible for the day-to-day management of the Company’s risks and provides periodic reports to the Board and its committees relating to those risks and risk-mitigation efforts.

Board oversight of risk is conducted primarily through the standing committees of the Board, the members of which are independent directors, with the Audit Committee taking a lead role on oversight of financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks. The Audit Committee is also charged with, among other tasks, oversight of management on the Company’s guidelines and policies with respect to risk monitoring, assessment and management. Members of the Company’s management periodically report to the Audit Committee regarding risks overseen by the Audit Committee, including quarterly reports with respect to the Company’s internal controls over financial reporting.

Set forth below is information regarding our directors as of April 16, 2020, the class under which each director serves and, assuming the reelection of the director nominees at the Annual Meeting, the expiration of the term of such director:
Name	Age	Position	Director Since	Classification (Term Expiration)
Eric A. McAfee	57	Chief Executive Officer, Chairman of the Board	2006	Class I (2022)
Francis P. Barton	73	Director	2012	Class I (2022)
Lydia I. Beebe	67	Director and Nominee	2016	Class III (2023)*
John R. Block	85	Director and Nominee	2008	Class III (2023)*

*Term expiration assuming reelection.

Eric A. McAfee co-founded the Company in 2005 and has served as its Chairman of the Board since February 2006. Mr. McAfee was appointed Chief Executive Officer of the Company in February 2007. Mr. McAfee has been an entrepreneur, merchant banker, venture capitalist and farmer/dairyman for more than 20 years. Since 1995, Mr. McAfee has been the Chairman of McAfee Capital and since 1998 has been a principal of Berg McAfee Companies, an investment company. Since 2000, Mr. McAfee has been a principal of Cagan McAfee Capital Partners through which Mr. McAfee has founded or acquired twelve energy and technology companies. In 2003, Mr. McAfee co-founded Pacific Ethanol, Inc. (NASDAQ: PEIX), a West Coast ethanol producer and marketer. Mr. McAfee received a B.S. in Management from Fresno State University in 1986 and served as Entrepreneur in Residence of The Wharton Business School MBA Program in 2007. Mr. McAfee is a graduate of the Harvard Business School Private Equity and Venture Capital Program, and is a 1993 graduate of the Stanford Graduate School of Business Executive Program. Mr. McAfee’s industry experience and leadership skills qualify him for the position.

Francis Barton was appointed to the Company’s Board in August 2012. From 2008 to present, Mr. Barton served as Chief Executive Officer in the consulting firm Barton Business Consulting LLC. Prior to this, Mr. Barton served as the Executive Vice President and Chief Financial Officer of UTStarcom, Inc. from 2005 through 2008 and as a director from 2006 through 2008. From 2003 to 2005, Mr. Barton was Executive Vice President and Chief Financial Officer of Atmel Corporation. From 2001 to 2003, Mr. Barton was Executive Vice President and Chief Financial Officer of Broadvision Inc. From 1998 to 2001, Mr. Barton was Senior Vice President and Chief Financial Officer of Advanced Micro Devices, Inc. From 1996 to 1998, Mr. Barton was Vice President and Chief Financial Officer of Amdahl Corporation. From 1974 to 1996, Mr. Barton worked at Digital Equipment Corporation, beginning his career as a financial analyst and moving his way up through various financial roles to Vice President and Chief Financial Officer of Digital Equipment Corporation’s Personal Computer Division. Mr. Barton holds a B.S. in Interdisciplinary Studies with a concentration in Chemical Engineering from Worcester Polytechnic Institute and an M.B.A. with a focus in finance from Northeastern University. Mr. Barton served on the board of directors of ON Semiconductor from 2008 to 2011. Mr. Barton has served on the board of directors of SoSo Cards since January 2013. He is also serving on the board of directors of Inventergy since January 2014, and is the Chairman of its Audit Committee, and a member of its Compensation, Governance and Nominating Committee. Mr. Barton served on the board of directors of Etubics, Inc. from 2014 to 2016, and was chair of its Audit Committee and a member of its Compensation, Governance and Nominating Committee.

Mr. Barton serves as the Chairman of the Audit Committee and as a member of the Governance, Compensation and Nominating Committee of the Company. His experience as Executive Vice President and Chief Financial Officer as well as his extensive financial background qualify him for the position.

Lydia I. Beebe was appointed to the Company’s Board of Directors in November 2016. Ms. Beebe is Principal of the corporate governance consulting business, LIBB Advisors. She was Senior of Counsel for Wilson Sonsini Goodrich and Rosati from 2015 until 2017. Prior to this, Ms. Beebe served as Chief Governance Officer and Corporate Secretary of one of the world’s leading energy companies, Chevron Corporation (“Chevron”) from 2007 to 2015. Ms. Beebe began her career as a staff attorney for Chevron in 1977. From 1981 to 1985, Ms. Beebe became a Washington D.C. Representative representing Chevron with the Executive Branch and the House of Representatives. Returning to California, Ms. Beebe worked her way up through the Office of Chief Tax Counsel from 1985 to 1995. In 1995, Ms. Beebe was promoted to Corporate Secretary and an Officer of the company, the first female corporate officer in Chevron’s 127-year history. Ms. Beebe remained Corporate Secretary until 2007 when she also became the Chief Governance Officer until she retired in 2015. Ms. Beebe holds a B. S. in journalism from University of Kansas, a J.D. from the University of Kansas, as well as a M.B.A. from Golden Gate University. Ms. Beebe previously served on the boards of directors of HCC Insurance Holdings, Inc. (NYSE: HCC), the Council of Institutional Investors, Presidio Trust, University of Delaware’s Weinberg Center for Corporate Governance and California Fair Employment & Housing Commission. She currently serves on the boards of Stanford University’s Rock Center for Corporate Governance, and Kansas City Southern (NYSE: KSU) and EQT Corp. (NYSE:EQT).

Ms. Beebe serves as the Company’s Chairman of the Governance, Compensation and Nominating Committee and as a member of the Audit Committee. Her extensive experience in the energy business and her expertise in corporate governance qualify her for the position.

John R. Block has served as a member of the Company’s Board of Directors since October 2008. From 1981 to 1986, Mr. Block served as United States Secretary of Agriculture under President Ronald Reagan. He is currently an Illinois farmer and a Senior Policy Advisor to Olsson Frank Weeda Terman Bode Matz PC, an organization that represents the food industry. Mr. Block has held this position since January 2005. From January 2002 to January 2005, he served as Executive Vice President at the Food Marketing Institute, an organization representing food retailers and wholesalers. From February 1986 to January 2002, Mr. Block served as President of Food Distributors International. Mr. Block is currently a member of the board of directors of Digital Angel Corporation and Metamorphix, Inc. Mr. Block previously served on the board of directors of each of Deere and Co., Hormel Foods Corporation and Blast Energy Services, Inc. Mr. Block received his Bachelor of Arts degree from the United States Military Academy.

Mr. Block serves as a member of the Company’s Audit Committee. His experience with agricultural commodities and his understanding of political affairs plus his prior board experience qualify him for the position.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has the following standing committees: (1) Audit Committee and (2) Governance, Compensation and Nominating Committee. The Board has adopted a written charter for each of these committees, copies of which can be found in the Governance page of the Investor Relations section of our website at www.aemetis.com. The Board of Directors has determined that all members of both committees of the Board are independent under the applicable rules and regulations of NASDAQ and the SEC, as currently in effect.

The following chart details the current membership of each committee:
Name of Director	Audit	Governance, Compensation and Nominating
Francis Barton	C	M
Lydia I. Beebe	M	C
John R. Block	M	-
M = Member	C = Chair

Audit Committee

The Audit Committee (i) oversees our accounting, financial reporting and audit processes; (ii) appoints, determines the compensation of, and oversees the independent auditors; (iii) pre-approves audit and non-audit services provided by the independent auditors; (iv) reviews the results and scope of audit and other services provided by the independent auditors; (v) reviews the accounting principles and practices and procedures used in preparing our financial statements; (vi) reviews our internal controls; and (vi) oversees, considers and approves related party transactions.

The Audit Committee works closely with management and our independent auditors. The Audit Committee also meets with our independent auditors without members of management present, on a quarterly basis, following completion of our auditors’ quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope and fees for the audit services to be performed.

Francis Barton, Lydia I. Beebe, and John R. Block served as members of the Audit Committee in 2019 with Mr. Barton serving as Chair. Each of the Audit Committee members is an independent director within the meaning set forth in the rules of the SEC and NASDAQ, as currently in effect. Our Board has determined that all current Audit Committee members meet the heightened independence criteria of Rule 10A-3 of the Securities Exchange Act applicable to Audit Committee members. In addition, the Board of Directors has determined that Mr. Barton is an “audit committee financial expert” as defined by SEC and NASDAQ rules, as currently in effect.

A copy of the Audit Committee’s written charter is available in the Investor Relations section of our website at www.aemetis.com. The Audit Committee held five (5) meetings during fiscal year 2019. Each director who is a member of the Audit Committee attended all of the meetings of the Audit Committee during fiscal year 2019.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2019. In addition, the Audit Committee has discussed with our independent auditors the matters required to be discussed by PCAOB Auditing Standards No. 16, as amended (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter as required by the Public Company Accounting Oversight Board Rule 3526 “Communications with Audit Committees Concerning Independence” and the Audit Committee has discussed with the independent auditors the independence of that firm.

Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent auditors and management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s 2019 Annual Report.

Respectfully submitted by:

Francis Barton (Chair)
Lydia I. Beebe
John R. Block

Governance, Compensation and Nominating Committee

The Governance, Compensation and Nominating Committee (i) reviews and approves corporate goals and objectives relevant to the chief executive officer’s compensation, evaluates the chief executive officer’s performance relative to goals and objectives, and sets the chief executive officer’s compensation annually; (ii) makes recommendations annually to the Board with respect to non-chief executive officer compensation; (iii) considers and makes recommendations on matters relating to the qualification of directors and to the recruitment, solicitation, and evaluation of candidates nominated to the Board and its committees; (iv) develops and recommends governance principles applicable to the Company; and (v) oversees the evaluation of the Board and management from a corporate governance perspective.

Francis Barton, Lydia I. Beebe, and Dr. Steven Hutcheson served as members of the Governance, Compensation and Nominating Committee in 2019 with Ms. Beebe serving as Chair. Dr. Hutcheson resigned from the Board and the Governance, Compensation and Nominating Committee on January 31, 2020. Each member of the Governance, Compensation and Nominating Committee is an independent director within the meaning set forth in the rules of the SEC and NASDAQ, as currently in effect, including after giving consideration to the factors specified in the NASDAQ listing rules for compensation committee independence.

The Governance, Compensation and Nominating Committee considers properly submitted stockholder recommendations for candidates for membership on the Board as described below under “Identification and Evaluation of Nominees for Directors.” In evaluating such recommendations, the Governance, Compensation and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations proposed for consideration by the Governance, Compensation and Nominating Committee should include the candidate’s name and qualifications for membership on the Board and should be addressed to the attention of our Corporate Secretary — Re: Stockholder Director Recommendation, at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.

Director Qualifications

The Governance, Compensation and Nominating Committee does not have any specific, minimum qualifications that must be met by a Governance, Compensation and Nominating Committee-recommended nominee, but uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board, including capability, availability to serve, diversity, independence and other factors. Under these criteria, members of the Board should have the highest professional and personal ethics and values. A director should have broad experience at the policy-making level in business, government, education, technology or public interest. A director should be committed to enhancing stockholder value and should have sufficient time to carry out his or her duties, and to provide insight and practical wisdom based on his or her past experience. A director’s service on other boards of public companies should be limited to a number that permit him or her, given individual circumstances, to perform the director duties responsibly. Each director must represent the interests of Aemetis stockholders.

Identification and Evaluation of Nominees for Directors

The Governance, Compensation and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance, Compensation and Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Governance, Compensation and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Governance, Compensation and Nominating Committee through current members of the Board, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Governance, Compensation and Nominating Committee, and may be considered at any point during the year. The Governance, Compensation and Nominating Committee considers properly submitted stockholder recommendations for candidates for the Board. In evaluating such recommendations, the Governance, Compensation and Nominating Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board.

A copy of the Committee’s written charter is available on the Governance page of the Investor Relations section of our website at www.aemetis.com. In fiscal year 2019, the Governance, Compensation and Nominating Committee held five (5) meetings. Each director who is a member of the Governance, Compensation and Nominating Committee attended all of the meetings of the Governance, Compensation and Nominating Committee during fiscal year 2019.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to our directors and all of our employees, including our Chief Executive Officer, Chief Financial Officer and any other principal financial officer, Controller and any other principal accounting officer, and any other person performing similar functions. The Code of Business Conduct and Ethics is posted on the Governance page of the Investor Relations section of our website at www.aemetis.com. The Code of Business Conduct and Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. Aemetis will disclose any amendment to the Code of Business Conduct and Ethics or waiver of a provision of the Code of Business Conduct and Ethics that applies to the Company’s Chief Executive Officer, Chief Financial Officer and any other principal financial officer, Controller and any other principal accounting officer, and any other person performing similar functions and relates to certain elements of the Code of Business Conduct and Ethics, including the name of the officer to whom the waiver was granted, on the Investor Relations section of our website at www.aemetis.com.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2019, no member of the Governance, Compensation and Nominating Committee was an officer or employee of the Company or had any relationship requiring disclosure under “Certain Relationships and Related Transaction” below. In addition, no member of the Governance, Compensation and Nominating Committee or executive officer of the Company served as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board or Governance, Compensation and Nominating Committee.

Relationship of Compensation Practices to Risk Management

The Company has reviewed and considered all of its compensation plans and practices and does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Legal Proceedings

None.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders although directors are encouraged to attend annual meetings of Aemetis’ stockholders. Other than Mr. McAfee and Ms. Beebe, we did not have any directors at the annual meeting of stockholders in 2019.

 Communications with the Board of Directors

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by submitting an email to investors@aemetis.com or by writing to us at Aemetis, Inc., Attention: Investor Relations, 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014. Stockholders who would like their submission directed to a member of the Board may so specify. The Corporate Secretary will review all communications. All appropriate business-related communications as reasonably determined by the Corporate Secretary will be forwarded to the Board or, if applicable, to the individual director.

DIRECTOR COMPENSATION

The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director of the Company for some portion or all of 2019. Other than as set forth in the table and described more fully below, the Company did not pay any fees, make any equity or non-equity awards, or pay any other compensation, to its non-employee directors. All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation below.
Name	Fees Earned or Paid in Cash ($)	Stock Option Awards(1)(2) ($)	Total ($)
Francis Barton	134,500	37,837	172,337
Lydia I. Beebe	100,000	31,259	131,259
John R. Block	78,000	25,007	103,007
Dr. Steven Hutcheson	77,750	25,007	102,757

(1) The amounts in this column represent the aggregate grant date fair value of awarded stock options under ASC Topic 718. The assumptions made when calculating the amounts in this table are found in Note 10 (Stock Based Compensation) of the Notes to Consolidated Financial Statements in our 2019 Annual Report filed with the SEC on March 12, 2020.

(2) For information regarding the aggregate number of shares subject to all outstanding stock option awards and warrant awards held by each named individual at the end of fiscal year 2019, please see the table below titled “Directors’ Outstanding Equity Awards at Fiscal Year End (2019)” on page 19.

In 2007, the Board adopted a director compensation policy pursuant to which each non-employee director is paid an annual cash retainer of $75,000 and a cash payment of $250 per Board or committee meeting attended telephonically and a cash payment of $500 per Board or committee meeting attended in person. In addition, each non-employee director is initially granted an option exercisable for 10,000 shares of the Company’s common stock, which vests quarterly over two years subject to continuing service to the Company. Board members also receive discretionary annual equity compensation awards in the form of stock options, based upon the Governance, Compensation and Nominating Committee’s evaluation of the contribution of the director to the overall functioning of the Board. In addition, a quarterly cash retainer of $6,000 is paid to the Lead Independent Director, an annual retainer of $10,000 is paid to the chairman of the Governance, Compensation and Nominating Committee and an annual cash retainer of $20,000 is paid to the chairman of the Audit Committee.

DIRECTORS’ OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END (2019)

The following table shows all outstanding equity awards held by each person serving as a director of the Company at the end of 2019.

		Option/Warrant Awards
Name	Award Date	No. of securities underlying unexercised options/ warrants (#) exercisable	No. of securities underlying unexercised options/ warrants (#) -unexercisable	Option/ warrant exercise price ($)	Option/ warrant expiration date
Francis Barton	06/06/19	12,500(1)	-	.92	06/05/29
	01/08/19	60,000(1)	-	.70	01/07/29
	05/17/18	30,000(1)	-	1.71	05/16/28
	01/18/18	60,000(1)	-	.70	01/18/28
	11/16/17	30,000(1)	-	0.67	11/16/27
	01/19/17	50,000(1)	-	1.72	01/19/27
	05/19/16	51,000(2)	-	2.54	05/21/26
	12/10/15	15,000(3)	-	2.59	12/10/25
Lydia I. Beebe	06/06/19	10,000(1)	-	.92	06/05/29
	01/08/19	50,000(1)	-	.70	01/07/29
	05/17/18	30,000(1)	-	1.71	05/16/28
	01/18/18	50,000(1)	-	0.70	01/18/28
	11/16/17	10,000(1)	-	0.67	11/17/26
	01/19/17	15,000(1)	-	1.72	01/19/27
	11/17/16	10,000(4)	-	1.85	11/17/26
John R. Block	06/06/19	8,000(1)	-	.92	06/05/29
	01/08/19	40,000(1)	-	.70	01/07/29
	05/17/18	25,000(1)	-	1.71	05/16/28
	01/18/18	40,000(1)	-	0.70	01/18/28
	11/16/17	20,000(1)	-	0.67	11/16/27
	01/19/17	35,000(1)	-	1.72	01/19/27
	05/19/16	36,000(2)	-	2.54	05/21/26
	12/10/15	10,000(3)	-	2.59	12/10/25
Dr. Steven Hutcheson	06/06/19	8,000(1)	-	.92	06/05/29
	01/08/19	40,000(1)	-	.70	01/07/29
	05/17/18	25,000(1)	-	1.71	05/16/28
	01/18/18	40,000(1)	-	0.70	01/18/28
	11/16/17	16,250(1)	-	0.67	11/16/27
	01/19/17	31,250(1)	-	1.72	01/19/27
	05/19/16	36,000(2)	-	2.54	05/21/26
	12/10/15	10,000(3)	-	2.59	12/10/25

———————
(1) Options fully vested on the date of grant.
(2) 50% vested immediately on the date of grant and one-twelfth (1/12) of the remaining 50% shares subject to the option vest every three months following the date of grant.
(3) Warrants fully vested on the date of grant.
(4) One-eighth (1/8) of the shares subject to the option vest every three months from the date of grant for two years.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Board of Directors currently has five (5) director seats that are divided into three separate classes, consisting of two (2) directors in two classes, and one (1) in the third class, with one class being elected each year to serve a staggered three-year term. Under the current Articles of Incorporation and Bylaws of the Company, elections of one class of directors are held at each annual meeting of stockholders and until their respective successors are duly qualified and elected or such earlier date of resignation or removal. Following the Annual Meeting, the terms of office of the Class I, Class II and Class III directors will expire in 2022, 2021 and 2023, respectively. Our Class I directors are Eric McAfee and Francis Barton and our Class III directors are, assuming reelection, Lydia I. Beebe and John Block. Currently, we do not have any director serving as a Class II director. Thus, there is currently one vacant seat in our Board. We do not intend to fill the vacant seat at the Annual Meeting.

NOMINEES

The Board of Directors approved Lydia I. Beebe and John Block as nominees for election to the Board as the Class III directors at the Annual Meeting. If elected, Lydia I. Beebe and John Block will serve as Class III directors for a three-year term expiring in 2023. The nominees are currently directors of the Company. Please see above for information concerning our incumbent directors’ standings for re-election.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees set forth above. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that either nominee would be unable or unwilling to serve as a director.

VOTE REQUIRED

If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board. Abstentions and broker non-votes will have no effect on the election of directors. Proxies may not be voted for a greater number of persons than the number of nominees named.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES.

PROPOSAL TWO:

(A) RATIFICATION OF THE PROPOSED AMENDMENT TO THE AEMETIS, INC. 2019 STOCK PLAN

AND

(B) RATIFICATION OF THE PROPOSED DIRECTOR STOCK OPTION GRANT

This Proposal seeks ratification of (A) the amendment to the Aemetis, Inc. 2019 Stock Plan to (i) increase the maximum number of the Company's common stock that may be issued under the plan by 2,341,823 shares and (ii) increase the maximum term of an option granted under the plan to a Director to fifteen (15) years from the date of grant. and (B) the grant of 174,000 options to certain members of the Board.

Amendment to the Aemetis, Inc. 2019 Stock Plan

We strongly believe that equity awards motivate high levels of performance, align the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. We believe that equity awards are a competitive necessity in the environment in which we operate, and are essential to recruiting and retaining the highly qualified technical and other key personnel who help the Company meet its goals, as well as rewarding and encouraging current employees and service providers. We believe that the Aemetis, Inc. 2019 Stock Plan presently has insufficient shares reserved for future option grants. In this connection, we propose to amend the Aemetis, Inc. 2019 Stock Plan to (i) increase the maximum number of shares of the Company’s common stock that may be issued under the Aemetis, Inc. 2019 Stock Plan by 2,341,823 shares and (ii) increase the maximum term of an option granted under the Aemetis, Inc. 2019 Stock Plan to a Director to fifteen (15) years from the date of grant to continue incentivizing or attracting executives, directors, key employees and consultants and grant the one-time director stock option grant further described below. The proposed increase of 2,341,823 shares includes the annual increase of the available shares for fiscal year 2020 pursuant to the terms of the Aemetis, Inc. 2019 Stock Plan. The Board of Directors adopted the amendment approving such increase on April 3 2020, subject to stockholder ratification at the Annual Meeting.

Summary of Material Features of the Aemetis, Inc. 2019 Stock Plan, as Amended

The following is a summary of the material terms and conditions of the Aemetis, Inc. 2019 Stock Plan, as amended, subject to stockholder ratification (the “2019 Stock Plan”). This summary, however, does not purport to be a complete description of all provisions of the 2019 Stock Plan and is qualified in its entirety by reference to the 2019 Stock Plan, included with this proxy statement as Appendix I.

Administration.  The 2019 Stock Plan is administered by the Board or any of its committees.

Term.  The 2019 Stock Plan shall continue in effect for a term of ten (10) years following the date it was originally adoption by the Board, except with respect to awards issued thereunder then outstanding.  In general, the term of each option granted shall be (i) no more than fifteen (15) years from the date of grant thereof for the option that is granted to a Director and (ii) no more than ten (10) years from the date of grant thereof for the option that is granted to a non-Director recipient, though in certain instances such term may be shorter.

Eligibility.  Employees and service providers of the Company and its subsidiaries and non-employee directors of the Company are eligible to receive awards under the 2019 Stock Plan.  There are approximately 54 employees and four non-employee directors currently eligible to receive awards under the 2019 Stock Plan.  The number of other service providers potentially eligible to participate in the 2019 Stock Plan is not currently determinable.

Awards.  Awards under the 2019 Stock Plan may include grants of options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares, and other stock or cash awards as the Administrator (as defined in the 2019 Stock Plan) may determine.  Eligibility for any particular award is determined by the Administrator and, in the case of awards of incentive stock options, eligibility for receipt of such awards may be limited by the Internal Revenue Code.  The terms and conditions of each award, including the vesting schedule, shall be determined by the Administrator at the time of grant.

Award Limits.  Awards under the 2019 Stock Plan are subject to the following limits:

Plan Limits.  The Company has reserved 2,541,823 shares of common stock for issuance under the 2019 Stock Plan.  As of April 23, 2020, the value of a share of our common stock was $0.57.  Shares available for issuances under the plan will be increased each year in an amount equal to the lesser of (i) four percent (4%) of the sum of (A) the number of shares outstanding on the date that the original version of the Aemetis, Inc. 2019 Stock Plan was adopted by the Governance, Compensation and Nominating Committee plus (B) the number of shares issuable pursuant to outstanding awards under the Prior Plans on the date that the original version of the Aemetis, Inc. 2019 Stock Plan was adopted by the Governance, Compensation and Nominating Committee, or (ii) such number as determined by the Governance, Compensation and Nominating Committee.

Individual Limits.  The Administrator shall have complete discretion in determining the number of options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares granted to any participant.

Each of the above limits is subject to adjustment for certain changes in the Company’s capitalization such as stock dividends, stock splits, combinations or similar events.  If an award expires, terminates, is forfeited or is settled in cash rather than in shares of common stock, the shares of common stock not issued under that award will again become available for grant under the 2019 Stock Plan.  If shares of common stock are surrendered to the Company or withheld to pay any exercise price or tax withholding requirements, only the number of shares of common stock issued net of the shares withheld or surrendered will be counted against the number of shares of common stock available under the 2019 Stock Plan.  The exercise price for a stock option or stock appreciation right may not be less than 100% of the fair market value of the shares on the date of grant or may not be less than 110% of the fair market value of the shares on the date of grant for employees representing more than 10% of the voting power of all of the classes of stock of the Company.  The Board may amend, alter, suspend or terminate the plan.  The Board shall obtain stockholder approval of any plan amendment to the extent necessary and desirable to comply with applicable law.

Certain U.S. Federal Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the 2019 Stock Plan to U.S. taxpayers and the Company based on applicable provisions of the Internal Revenue Code and Treasury Regulations now in effect.

The following discussion assumes that the fair market value of our common stock on the date of exercise is greater than the per share exercise price.

Nonstatutory Stock Options.  No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant.  Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.  Any taxable income recognized in connection with an exercise of the nonstatutory stock option by an employee of the Company is subject to tax withholding by the Company.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.  No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options).  If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss.  If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will recognize ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights.  Generally, no taxable income is reportable when a participant is granted a stock appreciation right.  Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received in excess of the exercise price.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units.  A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, or performance units are granted.  Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to a substantial risk of forfeiture.  However, the recipient of an award of restricted stock may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares on the date the award is granted). Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with an award under the 2019 Stock Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option).

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2019 STOCK PLAN.  IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Ratification of the Proposed Director Stock Option Grant

On March 28, 2020 and April 3, 2020, the Governance, Compensation and Nominating Committee of the Board approved a plan for a one-time grant of stock options (the “Options”) to certain members of the Board (the “Holders”) in the following amounts:

Shares of Common Stock
Name	Underlying Options	Vesting
Francis Barton	60,000 Options	Fully vested
Lydia I. Beebe	5,000 Options	Fully vested
John R. Block	109,000 Options	Fully vested
Total:	174,000 Options

Each Option, pursuant to its terms, entitles the Holder to purchase shares of the Company’s common stock (the “Shares”), at an exercise price of $0.60 per Share, which is based on a 20-day average closing bid price of the Shares prior to March 28, 2020. As of April 23, 2020, the closing price of a Share was $0.57. The Options issued to the Holders were approved to compensate them for their extra service during the COVID-19 pandemic and for their loss of the time value of money (approximately the Applicable Federal Rate of 1%) in connection with the deferred director fees (the “Time Value of Money Component”).

The Options issued to each of the Holders were fully vested upon issuance in consideration of the Time Value of Money Component and expire 15 years from their date of grant. The Options provide for customary adjustments to the exercise price and the number of shares issuable upon exercise due to future corporate events such as stock splits, stock dividends or reclassification events. Upon a change of control transaction, unless the successor entity assumes the Options, such Options would accelerate and become exercisable for the same amount and kind of securities, cash or property such Holder would have been entitled to receive upon the occurrence of the fundamental transaction had the Options been exercised immediately prior to such fundamental transaction.

All of the Options are subject to ratification by the Company’s stockholders and will terminate if stockholder ratification is not obtained by December 31, 2020.

The Board has recommended that the issuance of the Options be presented to the stockholders of the Company for their ratification and confirmation.

VOTE REQUIRED

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares entitled to vote thereon. Abstentions and broker non-votes will be counted as “AGAINST” this proposal.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” TO RATIFY (A) THE PROPOSED AMENDMENT TO THE AEMETIS, INC. 2019 STOCK PLAN AND (B) THE PROPOSED DIRECTOR STOCK OPTION GRANT.

PROPOSAL THREE:

RATIFICATION OF AUDITORS

The Board has selected RSM US LLP as the Company’s independent auditors, to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2020. The Board recommends that stockholders vote for ratification of such appointment. Although ratification by stockholders is neither required by law nor binding on the Board, the Board has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Board feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its selection. The aggregate fees billed for services rendered by RSM US LLP during the years ended December 31, 2019 and 2018 are described below under the caption “Principal Accountant Fees and Services.”

Principal Accountant Fees and Services

Auditor Fee and Services in Fiscal Years 2018 and 2019

RSM US LLP was appointed as our registered independent public accountant on May 21, 2012. The fees billed by RSM US LLP for the audits of the 2018 and 2019 financial statements are as follows:

	2018	2019
Audit Fees	$349,225	$361,228
Audit-Related Fees	8,000	-
Total Audit and Audit-Related Fees	$357,225	$361,228

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, and review of the interim consolidated financial statements included in quarterly reports and services that normally provided by RSM US LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of (i) assistance provided with respect to the Form S-8 and comfort letter prepared in connection with the 2019 Stock Plan.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with policies of the SEC regarding auditor independence and the Audit Committee charter, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the registered independent public accounting firm (the “Firm”). The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Firm. Pre-approval is detailed as to the particular service to category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing request for services by the Firm, the Audit Committee considers whether such services are consistent with the Firm’s independence, whether the Firm is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

In fiscal years 2018 and 2019, all fees identified above under the captions “Audit Fees” and “Audit-Related Fees” that were billed by RSM US LLP were approved by the Audit Committee in accordance with SEC requirements.

VOTE REQUIRED

Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF RSM US LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

EXECUTIVE COMPENSATION

NAMED EXECUTIVE OFFICERS

The following table sets forth the name, age (as of April 23, 2020) and position of each of our named executive officers for 2019.

Name	Age	Position
Eric A. McAfee	57	Chief Executive Officer and Chairman of the Board
Todd A. Waltz	58	Executive Vice President, Chief Financial Officer and Secretary
Andrew B. Foster	54	Executive Vice President and Chief Operating Officer

The information provided below is biographical information about each named executive officer, excluding Mr. McAfee. For information concerning Mr. McAfee, see “Board Leadership Structure and Board’s Role in Risk Oversight” above.

Andrew B. Foster has served as Executive Vice President of the Company and President and Chief Operating Officer of Aemetis Advanced Fuels Keyes, Inc., a wholly-owned subsidiary of the Company, since June 2008. Mr. Foster joined American Ethanol in March 2006. Mr. Foster served as Vice President of Corporate Marketing for Marimba, Inc., an enterprise software company, which was acquired by BMC Software (“BMC”) in July 2004. From July 2004 to April 2005, Mr. Foster served as Vice President of Corporate Marketing for the Marimba product line at BMC. In April 2005, Mr. Foster was appointed Director of Worldwide Public Relations for BMC and served in that capacity until December 2005. From May 2000 to March 2003, Mr. Foster served as Director of Corporate Marketing for eSilicon Corporation, a fabless semiconductor company. Mr. Foster also served as Associate Director of Political Affairs at the White House from 1989 to 1992, and Deputy Chief of Staff to Illinois Governor Jim Edgar from 1995 to 1998. Mr. Foster holds a Bachelor of Arts degree in Political Science from Marquette University in Milwaukee, Wisconsin.

Todd A. Waltz has served as our Executive Vice President, Chief Financial Officer and Secretary since March 2010. From 2007 to March 2010, Mr. Waltz served as the Company’s Corporate Controller. From 1994 to 2007, Mr. Waltz served in a variety of senior financial management roles with Apple, Inc. in Cupertino, CA. Prior to this, Mr. Waltz worked with Ernst & Young. Until November 2013, Mr. Waltz served as Chief Executive Officer and sole board member of Vision Global Solutions, Inc. (OTC: VIGS). Mr. Waltz is a Certified Public Accountant (inactive) in the state of California. Mr. Waltz holds a Bachelor of Arts degree from Mount Union College, an MBA from Santa Clara University and a Master of Science degree in Taxation from San Jose State University.

Each executive officer is chosen by the Board and holds office until a successor has been elected and qualified or until such officer’s earlier death, resignation or removal.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning compensation paid or accrued for services rendered to the Company in all capacities for the fiscal years 2018 and 2019 to the named executive officers, which includes the Company’s Chief Executive Officer and the Company’s other two most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Options Awards(1) ($)	Other Compensation ($)	Total Compensation ($)

Eric A. McAfee, Chief Executive Officer	2019	310,000	50,000	-	-	360,000

	2018	310,000	40,000	-	-	350,000

Todd A. Waltz, Chief Financial Officer	2019	250,000	50,000	111,507	10,000	421,507

	2018	250,000	40,000	141,997	10,000	441,997

Andrew B. Foster, Executive Vice President	2019	230,000	50,000	97,074	9,200	386,274

	2018	230,000	40,000	131,605	9,200	410,805

(1) These amounts reflect the value determined by the Company for accounting purposes for these awards with respect to the current fiscal year and do not reflect whether the recipient has actually realized a financial benefit from the awards (such as by exercising stock options or warrants). This column represents the aggregate grant date fair value of stock options granted during fiscal years 2018 and 2019 to each of the named executive officers, in accordance with ASC Topic 718 Compensation. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions made when calculating the amounts in this column are found in Note 10 (Stock-Based Compensation) of the Notes to Consolidated Financial Statements in Part II, Item 8 of the 2019 Annual Report filed with the SEC on March 12, 2020.

(2)  Mr. McAfee’s compensation is solely for his service as an executive officer and he does not receive any additional compensation for his service as Chairman of the Board of Directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END (2019)

The following table shows all outstanding equity awards held by the named executive officers at the end of fiscal year 2019.

Name	Award Date	No. of Securities underlying unexercised options/warrants (#) exercisable	No. of Securities underlying unexercised options/warrants (#) unexercisable	Options/Warrant exercise price ($)	Option/Warrant expiration date

Todd A. Waltz	6/6/2019	10,833(2)	54,167(2)	0.92	6/5/2029

	1/8/2019	30,000(2)	90,000(2)	0.70	1/7/2029

	5/17/2018	30,000(2)	30,000(2)	1.71	5/16/2028

	1/18/2018	70,000(2)	50,000(2)	0.70	1/18/2028

	11/16/2017	30,000(1)	-	0.67	11/16/2027

	1/19/2017	91,667(2)	8,333(2)	1.72	1/19/2027

	5/19/2016	120,000(2)	-	2.54	5/21/2026

	12/10/2015	20,000(3)	-	2.59	5/10/2025

	5/21/2015	20,000(2)	-	4.35	5/21/2022

Andrew B. Foster	6/6/2019	10,000(2)	50,000(2)	0.92	6/5/2029

	1/8/2019	25,000(2)	75,000(2)	0.70	1/7/2029

	5/17/2018	30,000(2)	30,000(2)	1.71	5/16/2028

	1/18/2018	58,333(2)	41,667(2)	0.70	1/18/2028

	11/16/2017	30,000(1)	-	0.67	11/16/2027

	1/19/2017	91,667(2)	8,333(2)	1.72	1/19/2027

	5/19/2016	100,000(2)	-	2.54	5/21/2026

	12/10/2015	20,000(3)	-	2.59	5/10/2025

	5/21/2015	20,000(2)	-	4.35	5/21/2022

OPTIONS/WARRANTS AWARDS

(1) Option fully vested on the date of grant.
(2) One-twelfth (1/12) of the shares subject to the option vest every three months following the date of grant.
(3) One-twelfth (1/12) of the shares subject to the warrant vest every three months following the date of grant.

STOCK OPTION GRANTS (2019)

The exercise price for stock option awards granted during 2019 was set at the closing price as reported by NASDAQ on the date of grant, and each such award has a term of 10 years from the date of grant. One twelfth (1/12th) of the shares subject to the options granted to employees and executives during January 2019 and June 2019 vest every three months from the date of grant. Grants to non-employee Board members vested immediately. No outstanding stock option awards were materially modified during 2019.

OPTION EXERCISES AND STOCK VESTED (2019)

None.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

We are party to the following agreements with our named executive officers:

Eric A. McAfee

Effective September 1, 2011, the Company entered into an employment agreement with Mr. McAfee in connection with his continuing responsibilities as Chief Executive Officer. Under Mr. McAfee’s employment agreement, he originally received an annual salary of $180,000 per year, subject to annual review and adjustments. Effective January 1, 2017, the Governance, Compensation and Nominating Committee approved an increase in his annual salary from $250,000 per year to $310,000 per year. Effective January 1, 2020, Mr. McAfee entered into an employment agreement on substantially the same terms as the prior agreement except for the change of control increase to a period of twelve (12) months. In addition, Mr. McAfee is entitled to an annual cash bonus in an amount determined by the Board of Directors based upon attainment of certain performance milestones as determined by the Board from time to time. For 2019, the annual bonus for Mr. McAfee was determined by taking into consideration the profitability of future operations, likelihood of future success of the company, and executive leadership participation qualities, adjusted by the impact of external policy, political and economic events as positive or negative influences on the amount of difficulty required to execute on the business plan. This amount was then scaled to $50,000 to reflect the amount of cash available for executive bonuses for the 2019 fiscal year. The initial term of Mr. McAfee’s employment agreement was for three years with automatic one-year renewals thereafter, unless terminated by either party on sixty days’ notice prior to the end of the then-current period.

If, prior to a Change in Control (as defined in the agreement), Mr. McAfee is terminated other than for Cause (as defined in the agreement) or as a result of his death or Total Disability (as defined in the agreement) or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. McAfee is entitled to receive severance benefits of (i) cash payments equal to his then-current base salary for a period of twelve (12) months payable in accordance with the Company’s normal payroll practices, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of six (6) months following the date of termination or until such time as Mr. McAfee is covered under another employer’s group policy for such benefits. If, on or following a Change in Control, Mr. McAfee’s employment is Constructively Terminated or involuntarily terminated other than for Cause, death or Total Disability, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall become immediately vested.

Todd A. Waltz

On March 15, 2010, the Company entered into an employment agreement with Mr. Waltz to serve as the Company’s Chief Financial Officer. Under Mr. Waltz’s employment agreement, Mr. Waltz originally received an annual salary of $180,000 per year, subject to annual review and adjustments. Effective January 1, 2017, the Governance, Compensation and Nominating Committee approved an increase in his annual salary from $230,000 per year to $250,000 per year. . Effective January 1, 2020, Mr. Waltz entered into an employment agreement on substantially the same terms as the prior agreement except for the change of control increase to a period of twelve (12) months. Mr. Waltz is entitled to an annual bonus of up to $50,000. For 2019, the annual bonus for Mr. Waltz was based on an estimation of his contribution to the goals achieved by the Company, as defined by the same formula applied to the Chief Executive Officer. This bonus amount was then scaled to $50,000 to reflect the amount of cash available for executive bonuses for the 2019 fiscal year. The initial term of Mr. Waltz’s employment agreement was for three years with automatic one-year renewals unless terminated by either party on sixty days’ notice prior to the end of the then-current extension period.

If, prior to a Change in Control (as defined in the agreement), Mr. Waltz is terminated other than for Cause (as defined in the agreement) or as a result of his death or Total Disability (as defined in the agreement) or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. Waltz is entitled to severance benefits of (i) cash payments equal to his monthly base salary for a period of one (1) year payable in accordance with the Company’s normal payroll practices, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of three (3) months following the date of termination or until such time as Mr. Waltz is covered under another employer’s group policy for such benefits. If, on or following a Change of Control, Mr. Waltz’s employment is Constructively Terminated or involuntarily terminated other than for Cause, death or Total Disability, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall become immediately vested.

Andrew B. Foster

On May 22, 2007, the Company entered into an employment agreement with Mr. Foster to serve as the Company’s Executive Vice President and Chief Operating Officer. Under Mr. Foster’s employment agreement, Mr. Foster originally received an annual salary of $180,000 per year, subject to annual review and adjustments. Effective January 1, 2017, the Governance, Compensation and Nominating Committee approved an increase in his annual salary from $210,000 per year to $230,000 per year. Effective January 1, 2020, Mr. Foster entered into an employment agreement on substantially the same terms as the prior agreement except for the change of control increase to a period of twelve (12) months. Mr. Foster is entitled to a discretionary annual bonus of up to $50,000. For 2019, the annual bonus for Mr. Foster was based on an estimation of his contribution to the goals achieved by the Company, as defined by the same formula applied to the Chief Executive Officer. This bonus amount was then scaled to $50,000 to reflect the amount of cash available for executive bonuses for the 2019 fiscal year. The initial term of Mr. Foster’s employment agreement was for three years with automatic one-year renewals unless terminated by either party on sixty days’ notice prior to the end of the then-current extension period. In addition, in connection with the execution of his employment agreement, the Company granted Mr. Foster an option to purchase a total of 300,000 shares of common stock with an exercise price equal to the fair market value on the date of grant. One thirty-sixth (1/36th) of the shares subject to this stock option award vested each month after the Employment Commencement Date (defined by the agreement as October 1, 2006), so as to be 100% vested on the three-year anniversary of the Employment Commencement Date.

If, prior to a Change in Control (as defined in the agreement), Mr. Foster is terminated other than for Cause (as defined in the agreement) or as a result of his death or Total Disability (as defined in the agreement) or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. Foster is entitled to severance benefits of (i) cash payments equal to his monthly base salary for a period of one (1) year payable in accordance with the Company’s normal payroll practices, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of three (3) months following the date of termination or until such time as Mr. Foster is covered under another employer’s group policy for such benefits. If, on or following a Change of Control, Mr. Foster’s employment is Constructively Terminated or involuntarily terminated other than for Cause, death or Total Disability, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall become immediately vested.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL (2019)

The following table quantifies the estimated payments and benefits that would be provided to each named executive officer upon the occurrence of the indicated event, assuming that the event occurred on December 31, 2019, pursuant to those arrangements described above in detail under the heading “Employment Contracts and Termination of Employment and Change-In-Control Arrangements.” The values related to vesting of stock options and awards are based upon the fair market value of our common stock of $0.83 per share as reported on the NASDAQ Global Market on December 31, 2019, the last trading day of our fiscal year. Actual payments made at any future date would vary, including based upon the amount the named executive officer would have accrued under the applicable benefit or compensation plan as well as based upon the price of our common stock.

Name	Category of Benefit	Termination Without Cause or Constructive Termination Not in Connection with a Change in Control ($)	Termination Without Cause or Constructive Termination in Connection with or after a Change in Control ($)
Eric A. McAfee	Salary	310,000	310,000
	COBRA	39,152	39,152
	Equity Acceleration	-	-
	Total	349,152	349,152

Todd A. Waltz	Salary	250,000	250,000
	COBRA	35,935	35,935
	Equity Acceleration	-	-
	Total	285,935	285.935

Andrew B. Foster	Salary	230,000	230,000
	COBRA	38,406	38,406
	Equity Acceleration	-	-
	Total	268,406	268,406

EQUITY COMPENSATION PLANS

On April 29, 2019, the 2019 Stock Plan was approved by stockholders of the Company. This plan permits the grant of Incentive Stock Options, Non-Statutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine in its discretion. The 2019 Stock Plan’s term is 10 years and supersedes all prior plans. The 2019 Stock Plan authorized the issuance of 200,000 shares of common stock for the 2019 calendar year, in addition to permitting transferring and granting any available and unissued or expired options under the Amended and Restated 2007 Stock Plan in an amount up to 177,246 options. With the approval of the 2019 Stock Plan, the Zymetis 2007 Stock Plan and the Amended and Restated 2007 Stock Plan were terminated and no further options may be granted under either plan. However, any options granted prior to the 2019 Stock Plan was approved will remain outstanding and can be exercised. Any expired options will be available to grant under the 2019 Stock Plan.

The Company’s shareholders approved the Company’s 2007 Stock Plan at the Company’s 2010 Annual Shareholders Meeting. The Company’s shareholders further approved an amendment to the 2007 Stock Plan at the 2015 Annual Shareholders Meeting to extend its term and increase the number of shares automatically added to the shares reserved for issuance thereunder each year. On July 1, 2011, the Company acquired the 2006 Stock Plan pursuant to the acquisition of Zymetis, Inc. and gave Zymetis, Inc. option holders the right to convert shares of Zymetis, Inc. into the Company’s common stock pursuant to the terms provided in the 2006 Stock Plan. During 2015, the Company established an Equity Inducement plan pursuant to which 100,000 shares were made available specifically to attract human talent. The following table provides information about the Prior Plans and the compensatory warrants and options as of December 31, 2019.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)
Aemetis 2019 Stock Plan Approved by Shareholders	374,000	0.92	73,146
Aemetis Amended & Restated 2007 Stock Plan Approved by Shareholders	3,346,500	1.43	—
Equity in the form of warrants Approved by Shareholders	95,000	2.59	-
Equity in the form of options issued to new hire employees not approved by security holders	-	-	100,000
Equity compensation plans not approved by security holders(2)	-	-	2,341,823
Total	3,815,500		2,514,969

 (1) Amount consists of shares available for future issuance under the Prior Plans.
(2) Shares from the 2019 Stock Plan, approved by the Governance, Compensation and Nominating Committee of the Board as of January 9, 2020, March 28, 2020 and April 3, 2020, which include 174,000 Options that are subject to stockholder ratification at this Annual Meeting.

GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE REPORT

The following is the report of the Governance, Compensation and Nominating Committee of the Board of Directors.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Governance, Compensation and Nominating Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

The Governance, Compensation and Nominating Committee has reviewed and discussed the foregoing Executive Compensation section with management, and based on that review and discussion, the Governance, Compensation and Nominating Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s proxy statement for the 2020 Annual Meeting of Stockholders.

Respectfully submitted,

Governance, Compensation and Nominating Committee

Lydia I. Beebe (Chair)
Francis P. Barton

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 14, 2020, regarding the beneficial ownership of each class of our voting stock, including (a) each stockholder who is known by the Company to own beneficially in excess of 5% of each class of our voting stock; (b) each director; (c) the Company’s named executive officers; and (d) the Company’s executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership of common stock is based upon 20,683,562 shares of common stock outstanding as of April 14, 2020. The percentage of beneficial ownership of Series B preferred stock is based upon 1,323,394 shares of Series B preferred stock outstanding as of April 14, 2020. Unless otherwise identified, the address of the directors and officers of the Company is 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.

	Common Stock		Series B Preferred Stock
Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class	Amount and Nature of Beneficial Ownership	Percentage of Class
Officers & Directors
Eric A. McAfee (1)	3,181,548	15.38%	-	*
Francis Barton(2)	476,875	2.31%	-	*
Lydia I. Beebe (3)	245,000	1.18%	-	*
John R. Block (4)	410,962	1.99%	-	*
Dr. Steven Hutcheson (5)	435,757	2.11%	-	*
Andrew Foster (6)	465,000	2.25%	-	*
Todd A. Waltz (7)	641,651	3.10%	-	*
All officers and directors as a group (7 Persons)	5,856,793	28.32%	-	*
5% or more Holders
Third Eye Capital (8) 161 Bay Street, Suite 3930 Toronto, Ontario M5J 2S1	447,235	2.16%	-	*
Laird Cagan (9) 20400 Stevens Creek Blvd., Suite 700 Cupertino, CA 95014	1,665,489	8.05%	-	*
Mahesh Pawani Villa No. 6, Street 29, Community 317, Al Mankhool, Dubai, United Arab Emirates	53,536	*	400,000	30.23%
Frederick WB Vogel 1660 N. La Salle Drive Apt 2411 Chicago, IL 60614	43,844	*	350,000	26.45%

———————

(1)
Includes 3,181,548 shares held by McAfee Capital, LLC, a company owned by Mr. McAfee. McAfee Capital has directly or indirectly pledged all of these shares as security for Third Eye Capital debt arrangements.

(2)
Includes 30,000 shares held by Mr. Barton, 431,875 shares issuable pursuant to options exercisable within 60 days of April 14, 2020 and 15,000 common stock warrants fully exercisable.

(3)
Includes 15,000 shares held by Ms. Beebe, 230,000 shares issuable pursuant to options exercisable within 60 days of April 14, 2020.

(4)
Includes 34,462 shares held by Mr. Block, 366,500 shares issuable pursuant to options exercisable within 60 days of April 14, 2020, and 10,000 common stock warrants fully exercisable.

(5)
Includes 215,757 shares held by Dr. Hutcheson, 210,000 shares issuable pursuant to options exercisable within 60 days of April 14, 2020 and 10,000 common stock warrants fully exercisable.

(6)
Includes 445,000 shares issuable pursuant to options exercisable within 60 days of April 14, 2020, and 20,000 fully exercisable common stock warrants.

(7)
Includes 165,401 shares held by Mr. Waltz, 461,250 shares issuable pursuant to options exercisable within 60 days of April 14, 2020 and 15,000 fully exercisable common stock warrants.

(8)
Includes 447,235 shares held by RBC Dexia Investor Services Trust, held in Trust for Account 110-455-262 and Sprott Private Credit Fund, LP, a corporation residing in Canada.

(9)
Includes (i) 1,500,114 shares held by Cagan Capital, LLC, a company owned by Mr. Cagan, and (ii) 165,375 shares held by Mr. Cagan individually.

*
Represents less than 1%.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based upon a review of those forms and representations regarding the need for filing Form 5, we believe during the year ended December 31, 2019 that each of our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company during and with respect to fiscal year 2019 and the written representations of its directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are transactions entered into in fiscal years 2019 and 2018 and any currently proposed transaction, (i) in which the Company was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) in which any director, executive officer, five percent stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

The Audit Committee is responsible for reviewing and approving in advance any proposed related person transactions. The Governance, Compensation and Nominating Committee is also responsible for reviewing the Company’s policies with respect to related person transactions and overseeing compliance with such policies.

The Company owes Eric McAfee, the Company’s Chairman and CEO, and McAfee Capital, owned by Eric McAfee, $0.4 million in connection with employment agreements and expense reimbursements previously accrued as salaries expense and accrued liabilities. The balance accrued related to these employment agreements was $0.4 million as of December 31, 2019 and 2018. For the years ended December 31, 2019 and 2018, the Company expensed $36 thousand and $39 thousand, respectively, to reimburse actual expenses incurred by McAfee Capital and related entities. The Company previously prepaid $0.2 million to Redwood Capital, a company controlled by Eric McAfee, for the Company’s use of flight time on a corporate jet. As of December 31, 2019, $0.1 million remained as a prepaid expense.

As consideration for the reaffirmation of guaranties by McAfee Capital required by Amendment No. 13 and 14 to the Note Purchase Agreement which the Company entered into with Third Eye Capital on March 1, 2017 and March 27, 2018 respectively, the Company also agreed to pay $0.2 million for each year to McAfee Capital in exchange for providing the guaranties. The balance of $304,000 and $400,000 for guarantee fee remained as an accrued liability as of December 31, 2019 and December 31, 2018, respectively.

The Company owes various Board members amounts totaling $1.2 million and $1.1 million as of December 31, 2019 and 2018, respectively, in connection with board compensation fees, which are included in accounts payable on the balance sheet. For each of the years ended December 31, 2019 and 2018, the Company expensed $0.4 million in connection with board compensation fees.

We employ Mr. Adam McAfee as Vice President, Finance at the base salary of $180,000. Mr. Adam McAfee is the brother of Mr. Eric McAfee, our Chief Executive Officer and Chairman of the Board. Mr. Adam McAfee received compensation, including stock option of $30,546 during the fiscal year 2019 and, $35,500 during fiscal year 2018.

OTHER MATTERS

Management does not know of any matter to be brought before the Annual Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate proxy statement, they may call our Corporate Secretary, Todd Waltz, at (408) 213-0940 or write to Aemetis, Inc. at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014. They may also send an email to our Corporate Secretary at twaltz@aemetis.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, Attention: Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS

Todd Waltz
Corporate Secretary
Aemetis, Inc.

April 23, 2020

APPENDIX I
2019 Stock Plan, as Amended

AEMETIS, INC.
AMENDED AND RESTATED 2019 STOCK PLAN

1.           Purposes of this Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. This Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2.           Effective Date and Term. The original version of the Plan became effective on April 25, 2019 upon its approval by the stockholders (the “Effective Date”). The Plan was amended and restated by the Board as set forth herein effective April 3, 2020, subject to approval by the Company’s stockholders in accordance with Section 24. Unless sooner terminated under Section 17, this Plan shall continue in effect for a term of ten (10) years following the date that the original version of this Plan was adopted by the Board, except with respect to Awards then outstanding. This Plan replaces the Prior Plans for Awards granted on or after the Effective Date. Following the Effective Date, no further awards have been or will be granted under the Prior Plans and any outstanding awards granted under the Prior Plans shall continue to be subject to the terms and conditions of the applicable Prior Plan.

3.           Definitions. As used herein, the following definitions shall apply:

(a)           “2007 Plan” means the Second Amended and Restated 2007 Stock Plan, as Amended and Restated February 19, 2015.

(b)            “Administrator” means the Board or any of its Committees as shall be administering this Plan in accordance with Section 4 hereof.

(c)           “Applicable Laws” means any applicable legal requirements relating to the administration and issuance of Awards under this Plan, including the requirements of U.S. state corporate laws, U.S. federal and state securities laws, the Code, the requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are, or will be, granted under this Plan. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any amendments thereto and any successor statutes or regulations, where necessary as determined by the Administrator in its sole discretion.

(d)           “Award” means, individually or collectively, a grant under this Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e)           “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under this Plan. The Award Agreement is subject to the terms and conditions of this Plan.

  1

(f)           “Board” means the Board of Directors of the Company.

(g)           “Change in Control” means the occurrence of any of the following events:

(i)           A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii)           A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (ii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (ii)(B)(3). For purposes of this subsection (ii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h)           “Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations promulgated thereunder.

(i)           “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j)           “Common Stock” means the common stock of the Company, par value $0.001 per share or such other class of shares or other securities as may be applicable under Section 15 of this Plan.

(k)           “Company” means Aemetis, Inc., a Nevada corporation, or any successor thereto.

2

(l)           “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(m)          “Director” means a member of the Board.

(n)           “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o)           “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(p)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations promulgated thereunder.

(q)           “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(r)           “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii)           In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(s)           “Fiscal Year” means the fiscal year of the Company.

3

(t)           “Incentive Stock Option” means an Option that by its terms qualifies or is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(u)           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)          “Option” means a stock option granted pursuant to Section 8 of this Plan.

(x)           “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)           “Participant” means the holder of an outstanding Award.

(z)           “Performance Goals” will have the meaning set forth in Section 13 of this Plan.

(aa)         “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(bb)         “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 12.

(cc)         “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 12.

(dd)        “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ee)         “Plan” means this Amended and Restated Aemetis, Inc. 2019 Stock Plan, as amended or restated from time to time.

(ff)          “Prior Plans” means the 2007 Plan and the Zymetis Plan

(gg)         “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 10 of this Plan, or issued pursuant to an early exercise of an Option.

4

(hh)          “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 11. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii)           “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to this Plan.

(jj)           “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)         “Service Provider” means an Employee, Director or Consultant.

(ll)           “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 below.

(mm)       “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(nn)          “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(oo)          “Zymetis Plan” means the Zymetis, Inc. 2006 Stock Incentive Plan.

4.           Stock Subject to this Plan.

(a)           Subject to the provisions of this Section 4 and Section 15 of this Plan, the maximum aggregate number of Shares that may be awarded and sold under this Plan shall not exceed 2,541,823 Shares, a portion of which shall include the number of Shares remaining available for grant under the Prior Plans as of the date that the original version of this Plan was adopted by the Board. The Shares may be authorized but unissued, or reacquired Common Stock.

(b)           Automatic Share Reserve Increase. The number of Shares available for issuance under this Plan will be increased on the first day of each Fiscal Year beginning with the 2021 Fiscal Year, in an amount equal to the lesser of (i) four percent (4%) of the sum of (A) the number of Shares outstanding on the date that the original version of this Plan was adopted by the Board plus (B) the number of Shares issuable pursuant to outstanding awards under the Prior Plans on the date that the original version of this Plan was adopted by the Board, or (ii) such number of Shares determined by the Board.

5

(c)           Lapsed Awards. If an Award or an award under a Prior Plan expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under this Plan (unless this Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under this Plan. Shares that have actually been issued under this Plan under any Award will not be returned to this Plan and will not become available for future distribution under this Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under this Plan. Shares used to pay the tax and/or exercise price of an Award will become available for future grant or sale under this Plan. To the extent an Award under this Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under this Plan. Notwithstanding the foregoing provisions of this Section 3(c), subject to adjustment provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus any increase in the aggregate Share number per Section 3(b), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under this Plan under this Section 3(c).

5.           Administration of this Plan.

(a)           Administrator. This Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. Different Committees with respect to different groups of Service Providers may administer this Plan.

(b)           Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(c)           Powers of the Administrator. Subject to the provisions of this Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)           to determine the Fair Market Value;

(ii)          to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii)         to determine the number of Shares to be covered by each such Award granted hereunder;

(iv)         to determine the terms and conditions of any, and to institute an Exchange Program;

(v)          to approve forms of agreement for use under this Plan;

(vi)         to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

6

(vii)        to prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii)       to construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;

(ix)         to modify or amend each Award (subject to Section 17(c) of this Plan); and

(x)          to make all other determinations deemed necessary or advisable for administering this Plan.

(d)           Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

6.           Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

7.           At-Will Employment. Neither this Plan nor any Award shall confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

8.           Stock Options.

(a)           Limitations.

(i)           Incentive Stock Option Limit. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 8(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(ii)           Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year.

7

(b)           Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be (i) no more than fifteen (15) years from the date of grant thereof for the Option that is granted to a Director and (ii) no more than ten (10) years from the date of grant thereof for the Option that is granted to a non-Director Service Provider. In the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)           Option Exercise Price and Consideration.

(i)           Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A)           In the case of an Incentive Stock Option

a)           granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; and

b)           granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(B)           In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)           Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(iii)           Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (i) cash, (ii) check, (iii) promissory note, (iv) surrender of other Shares which (x) shall be valued at its Fair Market Value on the date of exercise, and (y) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company, (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with this Plan, or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d)           Exercise of Option.

8

(i)           Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of this Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)           Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to this Plan. If, after termination, the Participant does not exercise the vested portion of his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.

(iii)           Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to this Plan. If, after termination, the Participant does not exercise the vested portion of his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.

9

(iv)           Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised by the Participant’s designated beneficiary within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to this Plan. If the vested portion of the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.

9.           Stock Appreciation Rights.

(a)           Grant of Stock Appreciation Rights. Subject to the terms and conditions of this Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)           Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c)           Exercise Price and Other Terms. The Administrator, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under this Plan, provided, however, that the exercise price will be no less than 100% of the Fair Market Value of a Share on the date of grant.

(d)           Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)           Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under this Plan will expire on the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 8(d) also will apply to Stock Appreciation Rights.

(f)           Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

10

(i)           The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)           the number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.           Restricted Stock.

(a)           Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)           Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)           Transferability. Except as provided in this Section 10, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)           Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)           Removal of Restrictions. Except as otherwise provided in this Section 10, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)           Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)           Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)           Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under this Plan.

11

11.           Restricted Stock Units.

(a)           Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 11(d), may be left to the discretion of the Administrator.

(b)           Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c)           Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d)           Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under this Plan.

(e)           Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

12.           Performance Units and Performance Shares.

(a)           Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year.

(b)           Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)           Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Performance Units/Shares.

12

(d)           Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)           Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period), or in a combination thereof.

(f)           Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company and be available for future grant under this Plan.

13.           Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one (1) day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.           Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted under the Rules as to Use of Form S-8, as amended, so as to continue to provide that the Award, and the Shares issued under the Award, continue to comply with the requirements of the S-8 registration statement.

13

15.           Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)           Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Plan, shall adjust the number and class of Shares that may be delivered under this Plan and/or the number, class, price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 8, 9, 10, 11, and 12. Unless otherwise determined by the Administrator, such adjusted Award shall be subject to the same restrictions and vesting schedule to which the underlying Award is subject.

(b)           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Option or Stock Appreciation Right will terminate immediately prior to the consummation of such proposed action.

(c)           Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Award shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for the Award, then the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for fifteen (15) days prior to the effective date of the merger or Change in Control, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

14

For the purposes of this Section 15(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

16.           Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

17.           Amendment and Termination of this Plan.

(a)           Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate this Plan.

(b)           Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)           Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of this Plan shall impair the rights of any Participant, unless otherwise mutually agreed to by and between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under this Plan prior to the date of such termination.

18.           Tax Withholding.

(a)           Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

15

(b)           Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)           Section 409A of the Code. Notwithstanding any contrary provision in this Plan or an Award Agreement, if any provision of this Plan or an Award Agreement contravenes any regulations or guidance promulgated under Section 409A of the Code or would cause an Award to be subject to additional taxes, accelerated taxation, interest, and/or penalties under Section 409A of the Code, such provision of this Plan or Award Agreement may be modified by the Administrator without the consent of the Participant in any manner the Administrator deems reasonable or necessary. In making such modifications the Administrator shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code. Any payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service or as a short-term deferral will be excluded from Section 409A to the maximum extent possible. Moreover, any discretionary authority that the Administrator may have pursuant to this Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A of the Code or the guidance promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 19(c) in good faith; provided that neither the Company nor the Administrator nor any of the officers, employees, managers, directors, or representatives of the Company Group shall have any liability to Participants with respect to this Section 19(c).

19.           Recoupment. Notwithstanding anything in this Plan to the contrary, all Awards granted under this Plan, any payments made under this Plan and any Shares issued upon exercise of an Option or settlement of an Award shall be subject to clawback or recoupment as permitted or mandated by applicable law, rules, regulations or Company policy as enacted, adopted or modified from time to time. For the avoidance of doubt, this provision shall apply to any gains realized upon exercise or settlement of an Award or disposition of Shares received upon the exercise or settlement of an Award.

20.           Conditions Upon Issuance of Shares.

(a)           Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Representations. As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16

21.           No Effect on Employment or Service. Neither this Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

22.           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

23.           Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

24.           Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date this Plan is approved by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

25.           Governing Law . The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of California without regard to otherwise governing principles of conflicts of law.

  17